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                                                               December 23, 1996


                               CONSENT OF COUNSEL


     We hereby consent to the reference to this firm under the caption Legal Matters in the Statement of Additional Information forming part of Post-Effective amendment No. 12 to the Registration Statement on Form N-4 for Allstate Life of New York Variable Annuity Account (File No. 33-24228).

                                                  Routier and Johnson, P.C.


                                                  By:  /s/ Gregor B. McCurdy
                                                      -------------------------
                                                       Gregor B. McCurdy